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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 1997


                            GILBERT ASSOCIATES, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                       0-12588              23-2280922
  ------------------------------          -----------          ----------------
  State or other jurisdiction of          (Commission         (I.R.S. Employer
incorporation or organizational No.)      File Number)         Identification)



         P.O. BOX 1496, READING, PENNSYLVANIA                      19603
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (610) 856-5500


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Item 5. Other Events.

On April 30, 1997, Gilbert Associates, Inc. announced that it will change its corporate name to Salient 3 Communications, Inc., effective May 1, 1997. At that time, the Company's Class A Common Stock will begin trading on the Nasdaq National Market under the new symbol, STCIA.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GILBERT ASSOCIATES

                                   /s/ Paul H. Snyder
                                        -------------------------
                                       Paul H. Snyder
                                       Senior Vice President and
                                        Chief Financial Officer



Dated: April 30, 1997